UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 5, 2004


                                     0-13063
                            (Commission File Number)


                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                                   81-0422894
        (State of Incorporation)                          (IRS Employer
                                                      Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ______________________________

                            Section 8 - Other Events

Item 8.01 - Other Events

      On October 5, 2004, Scientific Games Corporation issued a press release relating to the execution and delivery of an agreement to purchase all of the outstanding shares of Printpool Honsel GmbH ("Honsel"), a German company which is the supplier of instant tickets to all of the 16 lotteries which operate in Germany. Honsel, which also sells other lottery products such as bet slips and paper rolls, serves customers in approximately 25 countries. The transaction is expected to close before year end and is subject to the satisfaction of certain closing conditions. A copy of the press release is filed herewith as Exhibit 99.1.


                 Section 9 - Financial Statements and Exhibits.

Item 9.01 - Financial Statements and Exhibits.

      (c)  Exhibits

      Exhibit No.  Description
      -----------  -----------

         99.1 Press Release of Scientific Games Corporation, dated October 5, 2004.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SCIENTIFIC GAMES CORPORATION


                                By: /s/ Martin E. Schloss
                                   ------------------------------------------
                                   Name:  Martin E. Schloss
                                   Title: Vice President, General Counsel and
                                          Secretary

Date:  October 6, 2004

                                  Exhibit Index
                                  -------------



      Exhibit No.  Description
      -----------  -----------

         99.1 Press Release of Scientific Games Corporation, dated October 5, 2004.